Exhibit 10.11

SUBLEASE AND SERVICES AGREEMENT

between

LIGAND PHARMACEUTICALS INCORPORATED

as Sublandlord

and

VIKING THERAPEUTICS, INC.

as Subtenant

May 21, 2014

Building Address:	11119 North Torrey Pines, San Diego, California 92037

SUBLEASE AND SERVICES AGREEMENT

THIS SUBLEASE AND SERVICES AGREEMENT (“Sublease”) is made as of May 21, 2014 (the “Effective Date”), by and between LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation (“Sublandlord”) and VIKING THERAPEUTICS, INC., a Delaware corporation (“Subtenant”), with Sublandlord and Subtenant hereinafter sometimes referred to collectively as the “Parties” and individually as a “Party”), with reference to the following facts:

RECITALS

A. Sublandlord and ARE-SD REGION NO. 24, LLC, a Delaware limited liability company (“Master Landlord”), are parties to that certain Lease dated September 5, 2011, by and between Sublandlord and Master Landlord as amended by that certain First Amendment to Lease dated March 20, 2012, each as set forth on Exhibit A hereto (collectively, the “Master Lease”). The Master Lease covers certain premises consisting of approximately 16,851 rentable square feet (“Premises”) in a building located at 11119 North Torrey Pines, San Diego, California (the “Building”).

B. Sublandlord desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord, the Sublease Premises on the terms, covenants and conditions herein.

C. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows.

1. Definitions: The following definitions apply in this Sublease:

1.1 Base Rent; Adjustment. Commencing on the Effective Date, Base Rent shall be $13,523.90 per month ($3.25 per rentable square foot for approximately 3,437 square feet and $0.975 per square foot for 2,414 square feet of Shared Area (as defined below).

1.2 Premises: Sublandlord hereby leases to Subtenant that portion of the Premises as depicted on Exhibit B-1 attached hereto (the “Sublease Premises”), and Subtenant hereby leases the Sublease Premises from Sublandlord.

1.3 Term: The term of this Sublease (“Sublease Term”) shall commence on the Effective Date. The Sublease Term shall expire on December 31, 2014; provided, however, that Subtenant may terminate this Sublease, without penalty, with thirty (30) days prior written notice to Sublandlord following the closing of a firmly underwritten public offering pursuant to the Securities Act of 1933, as amended, pursuant to which Subtenant issues and sells shares of its capital stock to the public. Subtenant shall be permitted to occupy the Sublease Premises prior to the Effective Date at no charge to Subtenant upon (i) payment of the first month’s Base Rent, (ii)

the obtaining of the Master Landlord’s Consent described in Section 21 below, and (iii) the compliance by Subtenant of all of its obligations with respect to insurance and insurance certificates pursuant to Section 11 below.

2. Sublease.

2.1 Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Sublease Premises, together with all appurtenances thereto as provided in the Master Lease.

2.2 Sublandlord, as part of the Sublease Premises, additionally leases to Subtenant, and Subtenant hereby subleases from Sublandlord, the telephone wiring and switches and the movable personal property that currently exists in the Sublease Premises owned by Sublandlord (the “Furniture”). The Furniture includes various desks, workstations, conference table, chairs, telephone wiring and switches. At the expiration or early termination of the Sublease term, Subtenant shall return the Furniture to Sublandlord in the Sublease Premises in its current state of repair, reasonable wear and tear excepted. Subtenant shall, at its sole cost, keep the Furniture insured against fire and other casualty under an “all-risk” policy of fire or casualty insurance, with loss payable to Sublandlord.

2.3 The kitchen, eating areas, tables, and conference rooms contained in the Premises (collectively, the “Shared Area”) shall not constitute the Sublease Premises. Sublandlord grants to Subtenant (and Subtenant’s employees and invitees authorized by Subtenant) a nonexclusive license to use the Shared Area in common with Sublandlord and its employees and invitees, subject to the following: (i) all of Subtenant’s indemnification obligations in favor of Sublandlord with respect to the Sublease Premises shall apply to the use of the Shared Area by Subtenant and its employees and invitees, and (ii) Sublandlord shall have the right to adopt (and Subtenant and its employees and invitees shall observe) reasonable rules and regulations with respect to the use of the Shared Area, including without limitation with respect to the scheduling of company events and hours of use. All of Subtenant’s obligations with respect to indemnification and liability insurance shall apply to the use by Subtenant of the Shared Area by Subtenant and its employees and invitees.

3. Condition of Premises.

3.1 Subtenant acknowledges and agrees that Sublandlord (and any person purporting to act on behalf of Sublandlord) has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (i) value; (ii) the suitability of the Sublease Premises for any and all activities and uses that Subtenant may conduct thereon, including the possibilities for future development of the Sublease Premises; (iii) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Sublease Premises; (iv) the manner, quality, state of repair or lack of repair of the Sublease Premises; (v) the nature, quality or condition of the Sublease Premises; (vi) the compliance of or by the Sublease Premises or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (vii) the manner or quality of the construction or materials, if any, incorporated into the Sublease Premises; (viii) whether the Sublease Premises are in compliance with any environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including but not limited to, the following laws and any amendments thereto: Title III of the Americans with Disabilities Act of 1990, California Health & Safety Code, the Federal Water Pollution Control Act, the Federal Resource Conservation and Recovery Act, the U.S. Environmental Protection Agency Regulations at 40 C.F.R., Part 261, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), the Resource Conservation and Recovery Act of 1976 (“RCRA”), the Safe Drinking Water Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, and regulations promulgated under any of the foregoing; (ix) whether there is the presence or absence of Hazardous Materials in, at, on, under, or adjacent to the Sublease Premises that were not caused by Sublandlord; (x) the conformity of the Sublease Premises to past, current or future applicable zoning or building requirements; or (xi) with respect to any other matter. Subtenant further acknowledges and agrees that Subtenant has been given the opportunity to inspect the Sublease Premises and to review information and documentation affecting the Sublease Premises and that Subtenant is relying solely on its own investigation of the Sublease Premises and review of such information and documentation, and not on any information provided or to be provided by Sublandlord.

3.2 SUBTENANT FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, SUBTENANT ACCEPTS THE SUBLEASE PREMISES AS IN THEIR “AS IS” CONDITION AND BASIS WITH ALL FAULTS, AND THAT SUBLANDLORD HAS NO OBLIGATIONS TO MAKE REPAIRS, REPLACEMENTS OR IMPROVEMENTS. SUBTENANT REPRESENTS, WARRANTS AND COVENANTS TO SUBLANDLORD THAT SUBTENANT IS RELYING SOLELY UPON SUBTENANT’S OWN INVESTIGATION OF THE SUBLEASE PREMISES IN ENTERING INTO THIS SUBLEASE.

4. Rent.

4.1 Base Rent. During the Sublease Term, Subtenant shall pay Sublandlord the Base Rent as set forth in Section 1 above, without set-off or deduction whatsoever. Base Rent shall be due and payable by Subtenant in immediately available funds, in advance on or before the first day of each calendar month without notice or demand.

4.2 Tenant’s Share of Operating Expenses. In addition to the Base Rent, Subtenant shall pay when due under the Master Lease (i) any and all charges, expenses or other sums Subtenant is required to pay under the terms of this Sublease, and (ii) a proportionate share of “Tenant’s Share of Operating Expenses” as defined in the Master Lease (which Tenant’s Share of Operating Expenses encompasses, among other things, Operating Costs, Taxes and Assessments, Utilities and Services, Repairs and Maintenance, and the costs of management services), and a proportionate share of all other amounts required to be paid by Sublandlord under the Master Lease (“Tenant’s Share of Operating Expenses,” and together with Base Rent, “Subtenant’s Rent”), whether directly to Master Landlord or directly to the taxing authorities or to the providers of any of the services, utilities, insurance policies or other matters to be paid for by Subtenant. Subtenant’s “proportionate share” is thirty percent (30%) of Tenant’s Share of Operating Expenses. Sublandlord shall have the same rights and remedies with respect to payment of Tenant’s Share of Operating Expenses as Sublandlord shall have with respect to the Base Rent. Subtenant shall remain responsible for Subtenant’s Rent and any other charges, expenses or other sums that first arise, accrue or are invoiced at any time during or after the expiration of the Sublease Term, whether by Sublandlord or Master Landlord, to the extent they arise or accrue with respect to any period during the Sublease Term from any liabilities or obligations of Subtenant under the provisions of this Sublease (including any obligations under the Master Lease that are incorporated herein as liabilities or obligations of Subtenant).

5. Rent Payments.

5.1 Subtenant’s Rent shall be due and payable without billing or demand, and all other charges, expenses or other sums Subtenant is required to pay to Sublandlord hereunder shall be due and payable upon billing or demand as set forth in this Sublease, in each case without deduction, set-off or counterclaim, except as otherwise provided herein, in lawful money of the United States of America, at Sublandlord’s address for notices in Section 22 below or to such other person or at such other place as Sublandlord may designate in writing, and shall be due and payable by Subtenant to Sublandlord on or before the date specified in this Sublease; provided that if no date is specified as to the applicable payment, then on or before (i) five (5) business days prior to the corresponding date provided in the Master Lease for payment of the same by Sublandlord to Master Landlord or (ii) if there is no corresponding date provided in the Master Lease for payment of the same by Sublandlord to Master Landlord, then five (5) business days after written request from Sublandlord to Subtenant. The failure of Subtenant to make payment in full of Subtenant’s Rent or any other charges, expenses or other sums Subtenant is required to pay to Sublandlord hereunder by the due date provided herein for such payment, shall subject Subtenant to the obligation to pay to Sublandlord interest in accordance with the provisions of Section 17 below.

5.2 Sublandlord may upon reasonable prior written notice (which notice shall include Master Landlord’s address and Master Landlord’s acknowledgement of such notice) instruct Subtenant to make any payment of Subtenant’s Rent directly to Master Landlord, in which event Subtenant shall timely make all such payments so instructed directly to Master Landlord (with a copy of the check or other evidence of payment to be contemporaneously forwarded by Subtenant to Sublandlord at the time of making of each such payment), and in such event Subtenant shall have no responsibility to Sublandlord for the payment of any such amount, and Subtenant shall be solely responsible for any interest or late charges that may be imposed as a result of any failure of Subtenant to have timely and properly made any such payment to Master Landlord. Any payment made directly by Subtenant to Master Landlord at the request of Sublandlord shall be credited against any of Subtenant’s Rent due under this Sublease as and when received by Master Landlord.

5.3 Within two (2) business days following mutual execution and delivery of this Sublease, Subtenant shall pay to Sublandlord a prorated installment of Base Rent (which shall be applicable to the prorated portion of the month of May, 2014 based on the number of days remaining in May 2014 at the time of the mutual execution and delivery of this Sublease). On the first day of each month thereafter, Subtenant shall pay to Sublandlord each subsequent installment of Base Rent; provided, however, that if the last month of the Sublease is a partial month, the Base Rent for that month shall be prorated as well.

6. Use. Subtenant shall use and occupy the Sublease Premises only for the purposes permitted under, and in a manner consistent with, the provisions of the Master Lease.

7. [Intentionally Left Blank].

8. Status of Master Lease.

8.1 Sublandlord and Subtenant confirm and agree that this Sublease is subject and subordinate to all of the terms, covenants and conditions of the Master Lease, and to the matters to which the Master Lease shall be subordinate. Without limiting the generality of the foregoing, in the event of termination of Sublandlord’s interest under the Master Lease for any reason (including, without limitation, upon the occurrence of any casualty or condemnation pertaining to the Sublease Premises) this Sublease shall terminate concurrently therewith and Sublandlord shall return to Subtenant the unapplied balance of Subtenant’s Rent within thirty (30) days of such termination.

8.2 Sublandlord represents to Subtenant that to Sublandlord’s current actual knowledge, as of the Effective Date, (i) Sublandlord is not, and Sublandlord has not received any written notice from Master Landlord that Sublandlord is, in breach of any material term, covenant, or conditions of the Master Lease, including the provisions of the Master Lease related to Hazardous Materials and (ii) there are no breaches or defaults under the Master Lease by Master Landlord or Sublandlord, (iii) Sublandlord knows of no events or circumstances that with the passage of time or the giving of notice or both would constitute a default under the Master Lease by either Master Landlord or Sublandlord; and (iv) Sublandlord has received no written notice from Master Landlord that any material repairs are required at the Sublease Premises. Sublandlord agrees to perform all of its obligations under the Master Lease and, except for a termination of the Master Lease in connection with a casualty or condemnation pursuant to Sublandlord’s express rights as set forth therein, to maintain the Master Lease in full force and effect, except to the extent that any failure to maintain the Master Lease is due to the failure of Subtenant to comply with any of its obligations under this Sublease. Sublandlord shall not amend or modify the Master Lease in such a manner as to materially adversely affect Subtenant’s use of the Sublease Premises or increase the obligations or decrease the rights of Subtenant hereunder, without the prior written consent of Subtenant.

8.3 If Sublandlord fails to pay any sum of money to Master Landlord, or fails to perform any other act on its part to be performed under the Master Lease or this Sublease, then Subtenant may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all reasonable costs and expenses of performing any such act, shall be payable by Sublandlord to Subtenant upon demand.

8.4 In the event that Subtenant desires to make any alterations or improvements, or otherwise take any action that will require the consent of Master Landlord, then (i) Subtenant shall seek and obtain Sublandlord’s written consent or approval in the same manner as apply to the consent of Master Landlord under the Master Lease, but such consent or approval shall be in Sublandlord’s sole and absolute discretion; and (ii) Subtenant shall additionally obtain the consent directly from Master Landlord as required under the Master Lease. Sublandlord shall cooperate, at no cost or expense to Sublandlord, in connection with Subtenant’s request for such consent of Master Landlord.

9. Remedies. In addition to the remedies set forth in the Master Lease, in the event of any default by Subtenant, in addition to any and all other rights and remedies set forth in the Master Sublease or provided by law, Sublandlord shall have the remedy described in California Civil Code Section 1951.4 (Sublandlord may continue this Sublease in effect after Subtenant’s breach and abandonment and recover rent as it becomes due, if Subtenant has the right to sublet or assign, subject only to reasonable limitations), as follows: Sublandlord can continue this Sublease in full force and effect without terminating Subtenant’s right of possession, and Sublandlord shall have the right to collect rent and other monetary charges when due and to enforce all other obligations of Subtenant hereunder. Sublandlord shall have the right to enter the Sublease Premises to do acts of maintenance and preservation of the Sublease Premises, to make alterations and repairs in order to relet the Sublease Premises, and/or to undertake other efforts to relet the Sublease Premises. Upon five (5) Business Days advance written notice to Subtenant, Sublandlord may also remove personal property from the Sublease Premises and store the same in a public warehouse at Subtenant’s expense and risk. No act by Sublandlord permitted under this Section 9 shall terminate this Sublease unless a written notice of termination is given by Sublandlord to Subtenant or unless the termination is decreed by a court of competent jurisdiction. Sublandlord shall not, by any re-entry or other act, be deemed to have accepted any surrender by Subtenant of the Sublease Premises or Subtenant’s interest therein, or be deemed to have terminated this Sublease or Subtenant’s right to possession of the Sublease Premises or the liability of Subtenant to pay rent accruing thereafter or Subtenant’s liability for damages under any of the provisions hereof, unless Sublandlord shall have given Subtenant notice in writing that it has so elected to terminate this Sublease; provided that, unless the Master Lease is terminated, Sublandlord shall not be permitted to terminate this Sublease absent a material breach of this Sublease by Subtenant that has not been cured by Subtenant, to the reasonable satisfaction of Sublandlord, within five (5) days after Subtenant receives notice of a monetary breach and within thirty (30) days after Subtenant receives notice of a non-monetary breach.

10. Incorporation of Master Lease Terms.

10.1 The applicable terms, covenants and conditions contained in the Master Lease are hereby incorporated herein and shall, as between Sublandlord and Subtenant, constitute additional terms, covenants and conditions of this Sublease, except to the extent set forth below. Except as provided in this Section 10, all references in the Master Lease to “Landlord,” “Tenant,” “Lease,” “Commencement Date” and “Rent” shall, for purposes of incorporation thereof into this Sublease, mean and refer to “Sublandlord,” “Subtenant,” “Sublease,” “Effective Date” and “Subtenant’s Rent,” respectively. Subtenant agrees to be bound by the provisions of the Master Lease incorporated herein and to keep, observe and perform for the benefit of the Master Landlord and Sublandlord each of the terms, covenants and conditions on its part to be kept, observed and performed hereunder as well as those applicable terms, covenants and conditions to be observed and performed by Sublandlord as Tenant under the Master Lease with respect to the Premises. Without limiting the foregoing, Subtenant shall not commit or permit to be committed on the Sublease Premises any act or omission that shall violate any term, covenant or condition of the Master Lease. Subtenant shall under no circumstances have any rights with respect to the Sublease Premises greater than Sublandlord’s rights under the Master Lease.

10.2 In the event of conflict between any provision of the Master Lease that is incorporated herein as described above in this Section 10 and any provision of this Sublease, the provisions of this Sublease shall control.

10.3 The following Sections and provisions of the Master Lease do not apply to, shall not be a part of, and are not incorporated into this Sublease. Notwithstanding that such sections are not incorporated in the terms of this Sublease, such subsections nevertheless form a part of the Master Lease, and any definitions set forth in such excluded sections shall continue to be applicable hereto, subject to Section 10.1 above.

Section	Subject Matter
2	Delivery; Acceptance of Premises;
12	Alterations and Tenant’s Property
18	Restoration
19	Condemnation
22(a)	Permitted Transfers
38	Signs; Exterior Appearance
39	Rights to Expand
40	Right to Extend Term
41	Early Termination Right

10.4 Sublandlord and Subtenant agree that Sublandlord shall not be responsible or liable to Subtenant for the performance or non-performance of any obligations of Master Landlord under the Master Lease, and in furtherance thereof agree as follows:

a. Notwithstanding anything to the contrary contained in this Sublease, Sublandlord shall not be required to (A) provide or perform any insurance and services or any alterations, improvements, improvement allowances or other construction obligations as to the Sublease Premises, except with respect to Hazardous Materials insurance, (B) perform any maintenance or make any of the repairs to the Sublease Premises or Building, (C) comply with any laws or requirements of governmental authorities regarding the maintenance or operation of the Sublease Premises after Subtenant takes possession of the Sublease Premises or prior thereto the extent required to be complied with by Master Landlord under the Master Lease, (D) take any other action relating to the operation, maintenance, repair, alteration or servicing of the Sublease Premises that Master Landlord may have agreed to provide, furnish, make, comply with, or take, or cause to be provided, furnished, made, complied with or taken under the Master Lease, or (E) provide Subtenant with any rebate, credit, allowance or other concession required of Master Landlord for any reason pursuant to the Master Lease unless Sublandlord receives a rent abatement, rebate, credit, allowance or other concession with respect to the Sublease Premises and Subtenant is not in default of its obligations under the Sublease, beyond all applicable notice and cure periods. Sublandlord makes no representation or warranty of quiet enjoyment as to any persons claiming by, through or under Master Landlord, but Sublandlord warrants quiet enjoyment as against any person claiming by, through or under Sublandlord.

b. Sublandlord agrees, upon request of Subtenant, to use reasonable efforts, at Subtenant’s sole cost and expense, to cause Master Landlord to provide, furnish, or comply with any of Master Landlord’s obligations under the Master Lease or to provide any required consents or approvals; provided, however, that Sublandlord shall not be obligated to use such efforts or take any action that, in Sublandlord’s reasonable judgment, might give rise to a default by Sublandlord under the Master Lease, nor shall Sublandlord be required to commence, pursue, or be a party to any litigation, arbitration or other legal action. Such efforts shall include, without limitation, upon Subtenant’s request, notifying Master Landlord of its non-performance under the Master Lease and requesting that Master Landlord perform its obligations thereunder. If Master Landlord shall default in the performance of any of its obligations under the Master Lease or at law, Sublandlord shall, upon request and at the expense of Subtenant, cooperate as aforesaid with Subtenant in Subtenant’s efforts to have Master Landlord (A) make such repairs, furnish such electricity, provide such services or comply with any other obligation of Master Landlord under the Master Lease or as required by law, (B) compensate Subtenant for any earlier default by Master Landlord in the payment or performance of its liabilities and obligations under the Master Lease during the Sublease Term, and/or (C) assigning Sublandlord’s rights under the Master Lease to Subtenant to the extent necessary to permit Subtenant to institute legal proceedings against Master Landlord to obtain the performance of Master Landlord’s obligations under the Master Lease; provided, however, that if Subtenant commences a lawsuit arbitration or other legal action, Subtenant shall pay all costs and expenses incurred by Subtenant in connection therewith (with any matter affecting the Sublease Premises, or a proportionate share of such costs if the matter also effects the Master Premises), Subtenant shall indemnify Sublandlord against, and hold Sublandlord harmless from, all reasonable, actual and documented costs and expenses incurred by Sublandlord in connection with such litigation, arbitration or other legal action, and Sublandlord shall not be required to commence, pursue, or be a party to any litigation, arbitration or other legal action.

c. Subtenant shall not make, and Subtenant hereby waives and releases Sublandlord and the Sublandlord partners from any and all claims against Sublandlord for any damage that may arise by reason of: (i) the failure of Master Landlord to keep, observe or perform any of its obligations under the Master Lease; or (ii) the acts or omissions of Master Landlord or its employees, agents, licensees, contractors or invitees.

d. Subtenant agrees that any waiver of liability, waiver of subrogation rights, or indemnification provisions in the Master Lease that are incorporated herein as waivers or obligations of Subtenant, shall be deemed expanded so as to provide for Subtenant to make such waivers and provide such indemnities not only in favor of Sublandlord, but also in favor of Master Landlord, and the respective affiliated employees, agents and the like of both Sublandlord and Master Landlord as enumerated in such provisions.

10.5 In the event that Sublandlord, as Tenant, is entitled to and exercises any termination rights for all or a portion of the Premises, including, without limitation, as a result of (i) damage and destruction under Section 18 of the Master Lease, or (ii) a condemnation under Section 19 of the Master Lease, then Subtenant shall be entitled to similar termination rights with respect to the portion or all of the Premises affected; provided, however, that Sublandlord shall exercise any voluntary termination rights arising from such damage, destruction or condemnation only at the direction of Subtenant.

10.6 In the event that Sublandlord, as Tenant, receives a rent abatement for all or a portion of the Premises, including, without limitation, as a result of (i) damage and destruction under Section 18 of the Master Lease, or (ii) a partial condemnation under Section 19 of the Master Lease, then Subtenant shall be entitled to abatement of Subtenant’s Rent in the proportion to the abatement afforded Sublandlord under the Master Lease.

11. Insurance. Subtenant shall comply at all times and in all respects with the provisions of Section 17 of the Master Lease with regard to the maintenance of insurance by Sublandlord as “Tenant”; provided that it shall only apply to the Sublease Premises and the Shared Area. Such insurance shall name, as additional insureds, Sublandlord, Master Landlord, and any other parties required to be named under the terms of the Master Lease, and a policy or certificate thereof shall be provided to Sublandlord not later than two (2) business days prior to the Effective Date. The maintenance of insurance coverage with respect to the Sublease Premises and any property of Subtenant shall be the sole obligation of Subtenant. All insurance required to be maintained by Subtenant shall provide for thirty (30) days prior written notice to Sublandlord, Master Landlord and such other required parties in the event of any termination or reduction in coverage of such insurance. All property insurance policies that either Party obtains affecting the Premises or Sublease Premises, as applicable, shall include a clause or endorsement denying the insurer any rights of subrogation against the other Party or Master Landlord.

12. Surrender of Premises; Holding Over.

12.1 At the expiration or earlier termination of the Sublease Term, Subtenant shall surrender the Sublease Premises to Sublandlord in the condition required for surrender of the Sublease Premises at the end of the Master Lease Term. Subtenant will concurrently deliver to Sublandlord all keys to the Sublease Premises.

12.2 At the expiration or earlier termination of the Sublease Term, Sublandlord may require the removal of any or all furniture, personal property and equipment from the Sublease Premises, and the restoration of the Sublease Premises to its prior condition, except for reasonable wear and tear, at Subtenant’s expense. All of Subtenant’s furniture, personal property and equipment on or about the Sublease Premises, shall be removed from the Sublease Premises by Subtenant at the expiration or termination of the Sublease Term. All removals by Subtenant will be accomplished in a good and workmanlike manner so as not to damage any portion of the Sublease Premises or, Building, and Subtenant will promptly repair and restore all damage done except for normal wear and tear. If Subtenant does not so remove any property that it has the right or duty to remove, Sublandlord may immediately either claim it as abandoned property, or remove, store and dispose of it in any manner Sublandlord may choose, at Subtenant’s cost and without liability to Subtenant or any other party.

12.3 If Subtenant does not surrender the Sublease Premises as required and holds over after its right to possession ends, Subtenant shall become a tenant at sufferance only, at a monthly rental rate equal to the greater of (i) one hundred fifty percent (150%) of the total Subtenant’s Rent payable in the last prior full month, or (ii) the amount payable by Sublandlord as “Tenant” under the Master Lease as a result of such holdover, without renewal, extension or expansion rights, and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Nothing other than a fully executed written agreement of the Parties creates any other relationship. Subtenant will be liable for Sublandlord’s loss, costs and damage from such holding over, including, without limitation, those from Sublandlord’s delay in delivering possession to other parties. These provisions are in addition to other rights of Sublandlord hereunder and as provided by law.

13. Subordination. In connection with Sublandlord’s compliance with Section 20(g) of the Master Lease, Subtenant agrees to execute, deliver and acknowledge, any and all documents necessary to permit Master Landlord to comply with such Section, or that may be required by Master Landlord or Master Landlord’s lender in connection therewith.

14. Waiver and Indemnification.

In addition to and not in limitation of the provisions of the Master Lease relating to waiver of liability, waiver of subrogation and indemnification that apply to this Sublease as incorporated by Section 10 above, Subtenant agree as follows:

Subtenant shall indemnify, protect, hold harmless and defend Sublandlord and Sublandlord’s officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns (collectively, “Sublandlord’s Related Entities”), from and against any and all claims, actions, damages, liability, costs, and expenses, including attorneys’ fees and costs, arising from personal injury, death, and/or property damage and arising from: (a) Subtenant’s use or occupation of the Sublease Premises or any work or activity done or permitted by Subtenant in or about the Sublease Premises (including without limitation any storage or display of materials or merchandise, or other activity by Subtenant in the Common Areas), (b) any activity, condition or occurrence in the Sublease Premises or other area under the control of Subtenant, (c) any breach or failure to perform any obligation imposed on Subtenant under this Sublease, (d) any breach or failure by Subtenant to cause the Sublease Premises (and any and all other areas of the Center under the control of Subtenant or that Subtenant is required to maintain) to comply with all Legal Requirements related to disabled persons or access, or (e) any other act or omission of Subtenant or its assignees or subtenants or their respective agents, contractors, employees, customers, invitees or licensees. Subtenant’s obligation to indemnify, protect, hold harmless and defend shall include, but not be limited to, claims based on duties, obligations, or liabilities imposed on Sublandlord or Sublandlord’s Related Entities by statute, ordinance, regulation, or other law, such as claims based on theories of peculiar risk and nondelegable duty, and to any and all other claims based on the negligent act or omission of Sublandlord or Sublandlord’s Related Entities, but only to the extent related to the Sublease Premises. If Sublandlord or any of Sublandlord’s Related Entities is made a party to any litigation commenced by or against Subtenant, then Subtenant shall indemnify, protect, hold harmless and defend Sublandlord and Sublandlord’s Related Entities from and against any and all claims, actions, damages, liability, costs, expenses and attorneys’ fees and costs incurred or paid in connection with such litigation. Subtenant, as a material part of the consideration to Sublandlord hereunder, assumes all risk of, and waives all claims against Sublandlord for, personal injury or property damage in, upon or about the Sublease Premises, from any cause whatsoever. Provided, however, that the indemnifications and waivers of Subtenant set forth in this Section 14 shall not apply to damage and cost, expense and liability caused (i) by the gross negligence or willful misconduct of Sublandlord or violation of the Hazardous Material provisions of the Master Lease by Sublandlord, and/or (ii) through no fault of Subtenant, its assignees or subtenants, or their respective agents, contractors, employees, customers, invitees or licensees.

15. Hazardous Materials. The provisions of the Master Lease relating to Hazardous Materials shall apply to this Sublease as incorporated by Section 10 above.

16. Assignment and Subletting. All of the terms and provisions of Section 22 of the Master Lease shall apply to this Sublease as if fully set forth herein except that (i) all permissions, submissions and consents provided therein shall be rendered to and required of both Sublandlord and Master Landlord, and (ii) any assignment or subletting shall be subject to the prior written consent of Sublandlord which consent may be withheld in Sublandlord’s absolute discretion.

17. Interest on Subtenant’s Obligations. Any Subtenant’s Rent or other charge, expense or other sum due from Subtenant to Sublandlord under this Sublease that is not paid on the date due, shall bear interest from the date such payment is due until paid (computed on the basis of a 365-day-year) at the lesser of (a) the maximum lawful rate per annum or (b) ten percent (10%) per annum. The payment of such interest shall not excuse or cure a default by Subtenant hereunder.

18. Signage and Access. Subject to Master Landlord’s approval and Sublandlord’s written consent which may be withheld in Sublandlord’s absolute discretion, Subtenant shall have the right to install signage at the Center, Building and Premises, at its sole cost and expense, subject to, and in compliance with, the provisions of the Master Lease.

19. Commissions. Sublandlord hereby represents and warrants to Subtenant, and Subtenant hereby represents and warrants to Subtenant, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Sublease or to its knowledge is in any way connected with any such transactions. In the event of any other claims for brokers’ or finders’ fees or commissions in connection with the negotiation, execution or consummation of this Sublease, then Subtenant shall indemnify, save harmless and defend Sublandlord from and against such claims if they shall be based upon any statement, representation or agreement by Subtenant, and Sublandlord shall indemnify, save harmless and defend Subtenant from and against such claims if they shall be based upon any statement, representation or agreement by Sublandlord.

20. Parking. Subtenant shall have the right to use 15 parking spaces available to Sublandlord under the Master Lease in accordance with and subject to the terms and provisions of the Master Lease.

21. Master Landlord Consent. This Sublease shall not become effective and shall not be deemed to be an offer to sublease or create any rights or obligations between Subtenant or Sublandlord unless and until Sublandlord and Subtenant have executed and delivered the same, and Master Landlord has executed and delivered a consent to this Sublease in the form attached hereto as Exhibit C, with such changes as may reasonably be accepted by Subtenant and Sublandlord. Sublandlord shall use commercially reasonable efforts to obtain the consent of Master Landlord promptly following mutual execution hereon. If no such consent to this Sublease is given by Master Landlord within thirty (30) days after the delivery of a copy of the fully executed Sublease to Master Landlord, then either Sublandlord or Subtenant shall have the right, by written notice to the other, to terminate this Sublease at any time prior to such consent from Master Landlord being given; provided that, within five days following termination, Sublandlord shall return to Subtenant the unapplied balance of Subtenant’s Rent. By delivering this Sublease, each Party hereby represents and warrants to the other that such execution and delivery has been duly authorized by all necessary corporate action and that the person(s) executing same have been duly authorized to do so.

In the event the Master Lease is terminated prior to the expiration of the Sublease Term, whether as a result of a voluntary termination by Sublandlord or a default on the part of Sublandlord, this Sublease shall, upon notice from Master Landlord to Subtenant, remain in full force and effect as a direct lease between Subtenant and Master Landlord (in which event Subtenant shall attorn to Master Landlord).

22. Notices. In the event any notice from the Master Landlord or otherwise relating to this Sublease is delivered to, or is otherwise received by, Sublandlord, then Sublandlord shall, as soon thereafter as possible, but in any event within forty-eight (48) hours, deliver such notice to Subtenant if such notice is written or advise Subtenant thereof by telephone if such notice is oral. All notices, demands, statements and other communications that may or are required to be given by either Party to the other hereunder shall be in writing and shall be (i) personally delivered to the address or addressee provided herein, or (ii) sent by certified mail, postage prepaid and return receipt requested or (iii) delivered by a reputable messenger or overnight courier service and, in any case, addressed as follows:

If to Sublandlord:	Ligand Pharmaceuticals Incorporated 11119 North Torrey Pines San Diego, CA 92037 Attn: Charles Berkman, Esq. Vice President and General Counsel Telephone: (858) 550-7835 Facsimile: (858) 858-550-7272

With a copy (which shall not constitute notice to Sublandlord) at the same time to:	McKenna Long & Aldridge, LLP 600 West Broadway, Suite 2600 San Diego, CA 92101-3372 Attention: Robert J. Bell, Esq. Telephone: (619) 699-2533 Facsimile: (619) 235-1332

If to Subtenant:	Viking Therapeutics, Inc. […***…] Attention: Brian Lian, Ph.D. Email: […***…]

12

With a copy (which shall not constitute notice to Subtenant) at the same time to:	Paul Hastings LLP 1117 S. California Avenue Palo Alto, CA 94304 Attention: Jeff Hartlin Facsimile: 650-320-1904 Email: jeffhartlin@paulhastings.com

Any notice or document addressed to the Parties hereto at the respective addresses set forth on this Sublease or at such other address as they may specify from time to time by written notice delivered in accordance with this Section 22 shall be considered delivered (w) in the case of personal delivery, at the time of delivery or refusal to accept delivery; (x) on the third day after deposit in the United States mail, certified mail, postage prepaid; (y) in the case of reputable messenger or overnight courier service, upon delivery or refusal to accept delivery; or (z) in the event of failure of delivery by reason of changed address of which no notice was delivered or refusal to accept delivery, as of the date of such failure or refusal. If any such day of delivery is not a business day, the notice or document will be considered delivered on the next business day.

23. Services Agreement.

23.1 Sublandlord hereby agrees to provide or make available the support and related services that are listed and briefly described in Exhibit D hereto (the “Services”), to Subtenant in accordance with the timelines set forth on Exhibit D. In order to provide for the furnishing of additional services not listed on Exhibit D at the time of execution of this Sublease, Exhibit D may be amended from time to time with the consent of the Parties. All Services shall be performed in a manner, to the extent and at a time substantially consistent with the manner in which Sublandlord performs administrative or other services for its own benefit. Without limiting the foregoing, Sublandlord agrees to consult with representatives of Subtenant prior to taking any action material to the provision of Services pursuant to this Sublease that would constitute a material departure from past practice.

23.2 Notwithstanding anything to the contrary in this Sublease, Subtenant may, at any time, upon ninety (90) days’ prior written notice to Sublandlord, elect to discontinue receiving one or more of the Services provided hereunder. Ninety (90) days following receipt of such notice, Sublandlord shall cease to provide such Services to Subtenant, and Subtenant’s right to receive such Services under this Sublease shall terminate.

23.3 Sublandlord may terminate this Sublease if Subtenant shall fail to satisfy its payment obligations under this Sublease within thirty (30) days after receipt of written notice from Sublandlord specifying the amount previously invoiced and remaining due and unpaid and stating its intent to terminate this Sublease if such amount is not paid within thirty (30) days of receipt of such notice.

23.4 Subtenant shall pay Sublandlord for the services, overhead and project-related headcount costs of the Services. Subtenant’s costs of the Services shall be the number of full time equivalents (“FTE”) utilized in a given time period multiplied by $300,000 per year per FTE. The Parties commit to meet and review the allocation of the costs for the Services at least once every three (3) months for the purpose of re-evaluating the services and itemized costs if reasonable. Sublandlord shall invoice Subtenant monthly for costs pursuant to this Section 23 and payment of undisputed amounts shall be due within ten (10) days of when invoice is delivered. Subtenant shall also pay Sublandlord reimbursement costs associated with preparing the Sublease Premises for occupancy by Subtenant, in an amount not to exceed $2,500 and for the avoidance of doubt Subtenant shall remain responsible for all of its own office equipment costs, including the costs of any computer equipment.

23.5 Sublandlord’s books and records with respect to the costs of the Services shall be kept in accordance with generally accepted account principles and shall be made available at the Sublease Premises upon forty-eight (48) hours prior written request for Subtenant or its representatives’ inspection and copying during regular office hours.

24. Confidentiality, Records.

24.1 All information furnished or disclosed by one party (a “Disclosing Party”) to the other party (a “Receiving Party”) in connection with the performance of this Sublease or obtained by the Receiving Party in conjunction with the use of any portion of the Premises, without the consent of the Disclosing Party, including but not limited to trade secrets, cost and pricing information, computer program, technique, design, drawing, prototype, formula or test data, relating to any research project, work in process, future development, engineering, manufacturing, marketing, servicing, financing or personnel matter shall be deemed “Proprietary Information”; provided, however, that the term “Proprietary Information” shall not be deemed to include information which the Receiving Party can demonstrate by competent written proof: (i) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party, generally known or available; (ii) is known by the Receiving Party at the time of receiving such information, as evidenced by its records; (iii) is hereafter furnished to the Receiving Party by a third party, as a matter of right and without restriction on disclosure; or (iv) is the subject of a written permission to disclose by the Disclosing Party.

24.2 The Receiving Party shall maintain all Proprietary Information in trust and confidence and shall use at least the same degree of care regarding this information as it uses with respect to its own Proprietary information to prevent it unauthorized disclosure, use or publication. The Receiving Party shall not use the Proprietary Information for any purpose or in any manner which would constitute a violation of any laws or regulations.

24.3 All Proprietary Information (including all copies thereof) of the Disclosing Party shall at all times remain the property of such Disclosing Party. No rights or licenses to trademarks, inventions, copyrights or patents are implied or granted under this Sublease.

24.4 A Receiving Party may disclose Proprietary Information if such disclosure is in response to a valid order of a court or other governmental body of the United States for any political subdivision thereof; provided, however, that the Receiving Party shall first have given notice to the Disclosing Party and shall have made a reasonable effort to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purposes for which the order was issued; or is otherwise required by law.

25. Miscellaneous.

25.1 Time is of the essence of each and every term of this Sublease.

25.2 Subtenant waives any right it may now or hereafter have (i) for exemption of property from liability for debt or for distress for rent or (ii) relating to notice or delay in levy of execution in case of eviction for nonpayment of rent.

25.3 If there is more than one party constituting Subtenant (as defined herein), their obligations are joint and several, and Sublandlord need not first proceed against all of them before proceeding against any or all of the others.

25.4 Subtenant acquires no rights by implication from this Sublease, and is not a beneficiary of any past, current or future agreements between Sublandlord and third parties.

25.5 California law governs this Sublease. Neither Party may record this Sublease or a copy or memorandum thereof. Submission of this Sublease to Subtenant is not an offer, and Subtenant will have no rights hereunder until each Party executes a counterpart and delivers it to the other Party.

25.6 This Sublease cannot be changed or terminated orally. All informal understandings and agreements, representation or warranties heretofore made between the Parties are merged in this Sublease, which alone fully and completely expresses the agreement between Sublandlord and Subtenant as to the subleasing of the Sublease Premises.

25.7 Each and every indemnification obligation set forth in this Sublease, or incorporated into this Sublease from the Master Lease, shall survive the expiration or earlier termination of the term of this Sublease.

25.8 If, for any reason, any suit be initiated between Sublandlord and Subtenant to interpret or enforce any provision of this Sublease, the prevailing Party shall be entitled to recover from the other Party its legal costs, expert witness expenses, and reasonable attorneys’ fees, as fixed by the court.

25.9 The Parties mutually acknowledge that this Sublease has been negotiated at arm’s length. The provisions of this Sublease shall be deemed to have been drafted by all of the Parties and this Sublease shall not be interpreted or constructed against any Party solely by virtue of the fact that such Party or its counsel was responsible for its preparation.

25.10 This Sublease may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

25.11 By delivering this Sublease, each Party hereby represents and warrants to the other that such execution and delivery has been duly authorized by all necessary corporate or partnership action and that the person(s) executing same have been duly authorized to do so.

25.12 The captions in this Sublease are used for convenience and reference only and are not to be taken as part of this Sublease or to be used in determining the intent of the Parties or otherwise interpreting this Sublease.

25.13 Subject to the restrictions on assignment set forth in this Sublease, this Sublease shall be binding upon and inure to the benefit of Sublandlord and Subtenant and their respective successors and assigns.

25.14 Subtenant represents, warrants and covenants that any financial statements heretofore furnished to Sublandlord, in connection with this Sublease, are accurate and are not materially misleading.

[Signature Page Follows]

IN WITNESS WHEREOF, this Sublease and Services Agreement has been executed as of the day and year first above written.

“SUBLANDLORD”: LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation		“SUBTENANT”: VIKING THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Charles Berkman	By:	/s/ Brian Lian, Ph.D.
Name:	Charles Berkman	Name:	Brian Lian, Ph.D.
Title:	Vice President, General Counsel and Secretary	Title:	CEO

EXHIBIT A

MASTER LEASE

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made this 5th day of September, 2011, between ARE-SD REGION NO. 24, LLC, a Delaware limited liability company (“Landlord”), and LIGAND PHARMACEUTICALS, INCORPORATED, a Delaware corporation (“Tenant”).

Building:	11119 North Torrey Pines, San Diego CA 92037

Premises:	That portion of the east side of the second floor of the Building, containing approximately 15,964 rentable square feet, and that portion of the basement of the Building, containing approximately 465 rentable square feet, all as determined by Landlord, as shown on Exhibit A.

Project:	The real property on which the Building in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:	$2.75 per rentable square foot of the Premises per month

Rentable Area of Premises: 16,429 sq. ft.

Usable Area of Premises: 14,123 sq. ft.

Rentable Area of Project: 72,245 sq. ft.; provided, however, that for purposes of calculating Tenant’s Share of Operating Expenses the parties agree that Rentable Area of Project shall be for all purposes be 65,314 sq. ft.

Tenant’s Share of Operating Expenses: 26.15%

Security Deposit: $43,290.50

Rent Adjustment Percentage: 3%

Base Term:	Beginning on the Commencement Date and ending 84 months from the first day of the first full month following the Rent Commencement Date.

Permitted Use:	Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment: P.O. Box 79840 Baltimore, MD 21279-0840	Landlord’s Notice Address: 385 E. Colorado Boulevard, Suite 299 Pasadena, CA 91101 Attention: Corporate Secretary

Tenant’s Notice Address: 11119 North Torrey Pines, Suite 200 San Diego CA 92037 Attention: General Counsel

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[X] EXHIBIT A – PREMISES DESCRIPTION	[X] EXHIBIT B – DESCRIPTION OF PROJECT
[X] EXHIBIT C – WORK LETTER	[X] EXHIBIT D – COMMENCEMENT DATE
[X] EXHIBIT E – RULES AND REGULATIONS	[X] EXHIBIT F – TENANT’S PERSONAL PROPERTY
[X] EXHIBIT G – SIGNAGE	[X] EXHIBIT H – EXPANSION SPACE
[X] EXHIBIT I – LANDLORD’S PROPERTY	[X] EXHIBIT J – APPROVED PLAN

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1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use or increase the Rentable Area of the Premises above 16,429 square feet unless Tenant leases additional space at the Project; provided, however, if, following the completion of Landlord’s Work, Landlord thereafter reduces the size of the portion of the enclosed Common Areas (excluding the fitness center and bistro at the Project) which is included in Landlord’s calculation of the square footage of the Premises, the Rentable Area of the Premises will be reduced proportionately. For the avoidance of doubt, in no event shall a reduction in the size of the fitness center or bistro result in a change of the Rentable Area of the Premises. From and after the Rent Commencement Date (as defined below) through the expiration of the Term, Tenant shall have access to the Premises for the Permitted Use and to the parking facilities serving the Project 24 hours per day, 7 days a week, except in the case of emergencies, as the result of Legal Requirements, the performance by Landlord of any necessary maintenance or repairs, or any other reasonable temporary interruptions, and otherwise subject to the terms of this Lease.

2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall, subject to the other provisions of this Lease, make the Premises available to Tenant for Tenant’s Work under the Work Letter within 5 business days after the full execution and delivery of this Lease (“Delivery” or “Deliver”). Tenant shall deliver evidence of the insurance required to be maintained by Tenant under this Lease and the Work Letter along with Tenant’s delivery of an executed copy of this Lease to Landlord. Landlord shall use its reasonable efforts to Deliver the Premises by April 1, 2012. If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises by June 1, 2012, Tenant may terminate this Lease on 10 days prior written notice to Landlord unless Delivery of the Premises occurs during the 10 day period following Landlord’s receipt of such notice; provided, however, that if Tenant fails to provide such notice to Landlord on or before June 5, 2012, Tenant shall have no further right to terminate this Lease pursuant to the provisions of this sentence. As used herein, the term “Tenant’s Work” shall have the meaning set forth for such term in the Work Letter.

Tenant acknowledges and agrees that construction of the Tenant Improvements will be undertaken at the same time as Landlord is undertaking the construction of the Landlord’s Work (as defined in the Work Letter) and that the parties and their contractors will be required to coordinate their work with one another (including, without limitation, work within the Premises) but in no event may Tenant or any Tenant Party (as defined below) delay or interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities (as defined below) nor cause an increase the cost of the performance of Landlord’s Work. Tenant further acknowledges and agrees that Landlord’s Work includes, without limitation, the construction of a pass through lobby and common area restrooms and Landlord will also be accessing the Premises in connection with the construction of the same.

The “Commencement Date” shall be the date Landlord Delivers the Premises to Tenant for construction of the Tenant Improvements. The “Rent Commencement Date” shall be July 1, 2012; provided that if Tenant has not Substantially Completed the Tenant Improvements on or before July 1, 2012, to the extent delays are attributable solely to Landlord Delays (as defined in the Work Letter), such date shall be extended 1 day for each day after July 1, 2012, that Tenant is unable to Substantially Complete the Tenant Improvements because of such Landlord Delays. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Rent Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above on the first page of this Lease and the Extension Term which Tenant may elect pursuant to Section 40 hereof.

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Tenant shall, subject to the provisions of this paragraph, have the right during the Term, at no additional cost to Tenant, to use the furniture, fixtures, equipment, lab equipment and infrastructure listed on Exhibit I attached hereto (“Landlord’s Property”). The Landlord’s Property was located in the Building and Tenant acknowledges that all of Landlord’s Property was removed by Tenant prior to the date of this Lease for reuse as part of the Tenant Improvements. Tenant accepted Landlord’s Property in its current “as is” condition as of the date the same was removed from the Building and shall return Landlord’s Property to Landlord upon the expiration or earlier termination of this Lease in the same condition as received, ordinary wear and tear excepted. The reasonable costs associated with removing Landlord’s Property from the Building and storing the same and reusing it as part of the Tenant Improvements may be paid for out of the Tl Allowance (as defined in the Work Letter).

Except as set forth in this Lease (including the Work Letter): (i) Tenant shall accept the Premises and Landlord’s Property in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises or Landlord’s Property; and (iii) Tenant’s taking possession of the Premises and Landlord’s Property shall be conclusive evidence that Tenant accepts the Premises and Landlord’s Property and that the Premises and Landlord’s Property were in good condition at the time possession was taken. Any access to and/or occupancy of the Premises by Tenant before the Rent Commencement Date shall be subject to all of the terms and conditions of this Lease, excluding the obligation to pay Base Rent and Operating Expenses.

Subject to the provisions of this paragraph, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building structure, roof or Building Systems (as defined in Section 13) provided that Tenant notifies Landlord in writing of the need for any such repairs within 120 days after the Commencement Date. The cost of any repairs not identified in such notice during such 120 day period shall thereafter be included as part of Operating Expenses. Notwithstanding anything to the contrary contained in this paragraph, if Tenant or any Tenant Party was responsible for the cause of any of the repairs provided for in this paragraph, Tenant shall pay the full cost of such repairs.

Tenant agrees and acknowledges that except as expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. The first month’s Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof after the Rent Commencement Date, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

Notwithstanding anything to the contrary contained herein, Tenant shall not be required to pay Base Rent for months 2 through 6 after the Rent Commencement Date.

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(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments. Base Rent shall be increased on each annual anniversary of the Rent Commencement Date (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Commencing on the Rent Commencement Date and continuing on the first day of each month during the Term, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined in Section 9), capital repairs and improvements amortized over the useful life of such capital items (as reasonably determined by Landlord and taking into account relevant factors including, without limitation, the hours of operation of the building (or any portions thereof, as applicable) and its use for laboratory/office purposes), and the costs of Landlord’s third party property manager or, if there is no third party property manager, administration rent in the amount of 3.0% of Base Rent), excluding only:

(a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project;

(c) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

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(i) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

(j) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(k) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(l) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(m) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord‘s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(n) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(o) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(p) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(q) costs incurred in the sale or refinancing of the Project;

(r) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(s) any expenses otherwise includable within Operating Expenses to the extent directly paid by Tenant to third parties or which are actually reimbursed to Landlord by any third party, other tenants of the Project, or from insurance proceeds (which reimbursements shall be credited against Operating Expenses for the year the applicable casualty occurred); and

(t) the initial cost of the renovation to the Project described on Annex 1 of the Work Letter (“Renovation”) and the costs of correcting defects in such Renovation.

Following the first year of the Base Term of this Lease, that part of Operating Expenses which is comprised of Controllable Operating Expenses (as defined below) may be increased by no more than 4% over the amount of the Controllable Operating Expenses for the previous year during the Base Term. “Controllable Operating Expenses” shall mean those Project Operating Expenses for which increases are reasonably within the control of Landlord, and shall specifically not include, without limitation, Taxes, assessments, refuse and or trash removal, insurance, electricity and other utilities, and any payments required under any applicable CC&Rs or to any owners’ association of which the Project is a part. There shall be no limitation on the amount of increase from year to year on Project Operating Expenses which are not Controllable Operating Expenses.

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Notwithstanding anything to the contrary contained herein (including, without limitation, Section 9 of this Lease, if, at any time after the date of this Lease, Landlord is successful in any of its appeals to obtain a lower tax basis for the Project which results in lower Taxes and Operating Expenses, Tenant’s monthly payment of Operating Expense will not be reduced to reflect such lower Taxes and Tenant shall pay Taxes and Operating Expenses to Landlord as though no such reduction had been obtained. Furthermore, Tenant shall pay the full amount of the annual statutory increases that would have been applicable if the reduction had not been obtained such that Tenant will pay Taxes during the Term as if no reduction in the property tax basis had occurred. For the avoidance of doubt, if Tenant’s Share of Operating Expenses equated to $1 per square foot per month and the corresponding component for Taxes was reduced by $.10 per square foot per month as a result of a successful appeal, Tenant would still pay $1 per square foot per month in Operating Expenses plus any increases.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 90 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 90 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 4 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year.

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Notwithstanding anything to the contrary contained herein, Landlord shall have the right, from time to time during the Term, to re-measure the rentable square footage of the Premises and the square footage of Common Areas of the Project. Any such re-measurements shall be performed in accordance with the Building Owners and Managers Association (BOMA) International, Gross Areas of a Building: Standard Methods of Measurement (2009). Tenant acknowledges and agrees that any measurement of the rentable square footage of the Premises shall include Tenant’s pro rata share of the Common Areas of the Project. If any such re-measurements determine that the actual rentable square footage of the Premises and/or the square footage of the Common Areas of the Project deviate from the rentable square footage specified in the definition of “Premises” on page 1 of this Lease and/or the actual square footage of the Common Areas of the Project applicable as of the Commencement Date, then, upon Landlord’s request, Landlord and Tenant shall cause this Lease shall be amended so as to reflect the actual square footage thereof in the definitions, as applicable, of “Premises,” “Project,” “Rentable Area of Premises,” “Rentable Area of Project” and “Tenant’s Share of Operating Expenses of Project”; provided, however, that such re-measurement shall not affect the Base Rent payable under this Lease or the Tl Allowance granted to Tenant but Tenant’s Share of Operating Expenses shall be adjusted. In the event that Landlord does not re-measure the Premises and the Common Areas of the Project, then the square footages listed on page 1 of this Lease shall conclusively be deemed to be the rentable square footage of the Premises and the Project and shall not be subject to further re-measurement except as provided for in the next sentence. “Tenant’s Share” shall be the percentage set forth on the first page of this Lease as Tenant’s Share as reasonably adjusted by Landlord for increases or decreases in the physical size of the Premises or the Project occurring thereafter. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.” Notwithstanding the foregoing, (i) the Rentable Area of Premises will not exceed 16,429 square feet during the Base Term or any extension of this Lease unless Tenant leases additional space at the Project, and (ii) for purposes of calculating Tenant’s Share of Operating Expenses, Landlord may treat the Rentable Area of Project as being 65,314 sq. ft.

6. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth on page 1 of this Lease, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Landlord’s choice. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, future rent damages under California Civil Code Section 1951.2, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Landlord’s right to use the Security Deposit under this Section 6 includes the right to use the Security Deposit to pay future rent damages following the termination of this Lease pursuant to Section 21(c) below. Upon any use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth on Page 1 of this Lease. Tenant hereby waives the provisions of any law, now or hereafter in force, including, without limitation, California Civil Code Section 1950.7, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate

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Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

Notwithstanding anything to the contrary contained herein, the parties hereto agree that Tenant shall deposit the sum of $43,290.50 in cash (“Initial Deposit”) with Landlord as the Security Deposit under this Lease concurrent with Tenant’s delivery to Landlord of an original of this Lease executed by Tenant; provided, however, that Tenant shall replace the cash Security Deposit with a Letter of Credit in the amount of $43,290.50 on or before September 15, 2011. Promptly after the delivery to Landlord of the approved and effective Letter of Credit in the amount of $43,290.50, Landlord shall return the Initial Deposit to Tenant.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6 with written notice to Tenant of such transfer, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the basic lease provisions on page 1 of this Lease, and in compliance with all applicable laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction over Tenant’s operations to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk to an unreasonable level, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place equipment exceeding the floor load capacity in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

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Landlord shall, at Landlord’s cost and expense, be responsible for the compliance of the Building (excluding the Premises and any compliance resulting from the Tenant Improvements all of which costs and expenses shall be the responsibility of Tenant) with Legal Requirements as of the Commencement Date. Tenant, at its sole expense, shall make any improvements, alterations or modifications to the interior or the exterior of the Premises or the Project that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA) related to Tenant’s Tenant Improvements, Tenant’s Alterations, and/or Tenant particular use or occupancy of the Premises. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or caused by Tenant’s failure to comply with any Legal Requirements as required herein, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or caused by Tenant’s failure of the Premises to comply with any Legal Requirement as required herein.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including for consequential damages; provided, however, that if Tenant delivers written inquiries to Landlord whether the potential exists for consequential damages if Tenant holds over, Landlord shall, promptly after each such inquiry, notify Tenant in writing whether at the time of such inquiry the potential exists for consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses (with Tenant not receiving any benefits from any successful tax appeals), all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is

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levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand. Landlord shall not include in the Operating Expenses payable by Tenant any assessed valuation attributable solely to (i) the personal property or trade fixtures of other tenants at the Project, and (ii) improvements in the premises of other tenants at the Project which are materially higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project.

10. Parking. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall be allocated 3 parking spaces per 1,000 usable square feet of the Premises, in common with other tenants of the Project in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations, at no cost to Tenant. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Included in the number of spaces allocated to Tenant pursuant to the first sentence of this Section 10 will be 2 spaces identified by Landlord located in front of the Building which shall be marked as Tenant visitor spaces. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project or for enforcing any reservation of parking spaces.

11. Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection and janitorial services (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Landlord shall use reasonable efforts to correct interruptions or failures of Utilities which are within the reasonable control of Landlord to correct within a reasonable period of time after Tenant provides Landlord with notice or such interruption or failure. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

Notwithstanding anything to the contrary set forth herein, if (i) a stoppage of an Essential Service (as defined below) to the Premises shall occur and such stoppage is due solely to the gross negligence or willful misconduct of Landlord and not due in any part to any act or omission on the part of Tenant or any Tenant Party or any matter beyond Landlord’s reasonable control (any such stoppage of an Essential Service being hereinafter referred to as a “Service Interruption”), and (ii) such Service Interruption continues for more than 5 consecutive business days after Landlord shall have received written notice thereof from Tenant, and (iii) as a result of such Service Interruption, the conduct of Tenant’s normal operations in the Premises are materially and adversely affected, then, there shall be an abatement of one day’s Base Rent for each day during which such Service Interruption continues after such 5 business day period; provided, however, that if any part of the Premises is reasonably useable for

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Tenant’s normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of each daily abatement of Base Rent shall only be proportionate to the nature and extent of the interruption of Tenant’s normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph shall be Tenant’s sole and exclusive remedy resulting from a failure of Landlord to provide services, and Landlord shall not otherwise be liable for any loss or damage suffered or sustained by Tenant resulting from any failure or cessation of services. For purposes hereof, the term “Essential Services” shall mean the following services: access to the Premises, HVAC service, water, sewer and electricity, but in each case only to the extent that Landlord has an obligation to provide same to Tenant under this Lease.

At least once per month as part of the maintenance of the Building, Landlord shall run the emergency generator for a period reasonably determined by Landlord for the purpose of determining whether it operates when started.

Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide emergency generators with not less than the capacity of the emergency generators located in the Building as of the Commencement Date, (ii) to contract with a third party to maintain the emergency generators as per the manufacturer’s standard maintenance guidelines, and (iii) maintain current any and all licenses and permits required for the use of the emergency generator. Landlord shall make the service contract and maintenance records (including Landlord’s monthly maintenance records) and permits for the generators reasonably available to Tenant for Tenant’s review upon Tenant’s prior written request. Landlord shall reasonably cooperate with Tenant’s requests so that Tenant can assess whether the emergency generator is being maintained as per the manufacturer’s standard guidelines and whether the applicable service contract needs to be amended to address any guidelines that are not included in the applicable service contract. Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generators is maintaining the generators as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the emergency generators when the emergency generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generators will be operational at all times or that emergency power will be available to the Premises when needed.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems and shall not be otherwise unreasonably withheld. If Landlord approves any Alterations, Landlord may impose such reasonable conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, oh demand an amount equal to 3% of all charges incurred by Tenant or its contractors or agents in

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connection with any Alteration to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in reasonable amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and copies of final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Except for Removable Installations (as hereinafter defined), all Installations (as hereinafter defined) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term, and shall remain upon and be surrendered with the Premises as a part thereof. Notwithstanding the foregoing, Landlord may, at the time its approval of any such Installation is requested, notify Tenant that Landlord requires that Tenant remove such Installation upon the expiration or earlier termination of the Term, in which event Tenant shall remove such Installation in accordance with the immediately succeeding sentence. Upon the expiration or earlier termination of the Term, Tenant shall remove (i) all wires, cables or similar equipment which Tenant has installed in the Premises or in the risers or plenums of the Building, (ii) any Installations for which Landlord has given Tenant notice of removal in accordance with the immediately preceding sentence, and (iii) all of Tenant’s Property (as hereinafter defined), and Tenant shall restore and repair any damage caused by or occasioned as a result of such removal, including, without limitation, capping off all such connections behind the walls of the Premises and repairing any holes. During any restoration period beyond the expiration or earlier termination of the Term, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant. If Landlord is requested by Tenant or any lender, lessor or other person or entity claiming an interest in any of Tenant’s Property to waive any lien Landlord may have against any of Tenant’s Property, and Landlord consents to such waiver, then Landlord shall be entitled to be paid as administrative rent a fee of $1,000 per occurrence for its time and effort in preparing and negotiating such a waiver of lien.

For purposes of this Lease, (x) “Removable Installations” means any items listed on Exhibit F attached hereto and any items agreed by Landlord in writing to be included on Exhibit F in the future, (y) “Tenant’s Property” means Removable Installations and, other than Installations, any personal property or equipment of Tenant that may be removed without material damage to the Premises, and (z) “Installations” means all property of any kind paid for with the Tl Fund, all Alterations, all fixtures, and all partitions, hardware, built-in machinery, built-in casework and cabinets and other similar additions, equipment, property and improvements built into the Premises so as to become an integral part of the Premises, including, without limitation, fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of

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Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant a minimum of 48 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Landlord shall endeavor to minimize interference with Tenant’s business operations during planned stoppages of the Building Systems. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall make a commercially reasonable effort to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 30 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 15 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by Exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or gross negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

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17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project or such lesser coverage amount as Landlord may elect provided such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Alexandria Real Estate Equities, Inc., and Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, “Landlord Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for,

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and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be reasonably raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 10 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re- enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either Landlord or Tenant may terminate this Lease upon written notice to the other if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage; provided, however, that such notice is delivered within 10 business days after the date that Landlord provides Tenant with written notice of the estimated Restoration Period. Landlord shall also have the right to terminate this Lease if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances, if applicable, are obtained or, if not applicable, the date of discovery of such damage or destruction, until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable to Tenant, in Tenant’s sole but reasonable discretion, for the temporary conduct of Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

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The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment, materially interfere with or impair Landlord’s ownership or operation of the Project or would in the reasonable judgment of Landlord and Tenant either prevent or materially interfere with Tenant’s use of the Premises (as resolved, if the parties are unable to agree, by arbitration by a single arbitrator with the qualifications and experience appropriate to resolve the matter and appointed pursuant to and acting in accordance with the rules of the American Arbitration Association), then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 3 days after Tenant’s receipt of any such notice not more than twice in any 12 month period without such failure to pay being a Default provided that the full payment is received within such 3 day period after Tenant’s receipt of notice and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after Tenant receives notice that any such lien is filed against the Premises.

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(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 10 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice: provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 10 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 10 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to

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do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

(ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

(A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions reasonably made to obtain a new tenant; and

(E) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii)(A) and (B), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 21(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(iii) Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

(iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant’s expense.

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(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, other than pursuant to a Permitted Assignment (as defined below), Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the- counter market, a transfer or series of transfers whereby 25% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information that may be reasonably necessary or appropriate to Landlord in its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice and without unreasonably withholding, delaying or conditioning its consent: (i) grant such consent, (ii) refuse such consent in its reasonable discretion; or (iii) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”).

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Landlord shall not unreasonably delay its response to an Assignment Notice delivered to Landlord by Tenant. Among other reasons, it shall be reasonable for Landlord to withhold its consent in any of these instances: (1) the proposed assignee or subtenant is a governmental agency; (2) in Landlord’s reasonable judgment, the use of the Premises by the proposed assignee or subtenant would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord; (3) in Landlord’s reasonable judgment, the proposed assignee or subtenant is engaged in areas of scientific research or other business concerns that are controversial such that they may (i) attract or cause negative publicity for or about the Building or the Project, (ii) negatively affect the reputation of the Building, the Project or Landlord, (iii) attract protestors to the Building or the Project, or (iv) lessen the attractiveness of the Building or the Project to any tenants or prospective tenants, purchasers or lenders; (4) in Landlord’s reasonable judgment, the proposed assignee or subtenant lacks the creditworthiness to support the financial obligations it will incur under the proposed assignment or sublease; (5) in Landlord’s reasonable judgment, the character, reputation, or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Project or is inconsistent with the type and quality of the nature of the Building; (6) Landlord has received from any prior landlord to the proposed assignee or subtenant a negative report concerning such prior landlord’s experience with the proposed assignee or subtenant; (7) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (8) the use of the Premises by the proposed assignee or subtenant will violate any applicable Legal Requirement; (9) the proposed assignee or subtenant, or any entity that, directly or indirectly, controls, is controlled by, or is under common control with the proposed assignee or subtenant, is then an occupant of the Project; (10) the proposed assignee or subtenant is an entity with whom Landlord is actively or has been negotiating to lease space in the Project within 90 days of the Assignment Notice; or (11) the assignment or sublease is prohibited by Landlord’s lender. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to One Thousand Five Hundred Dollars ($1,500) in connection with its consideration of each Assignment Notice and/or its preparation or review of any consent documents. Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant (a “Control Permitted Assignment”) shall not be required, provided that Landlord shall have the right to approve the form of any such sublease or assignment. In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the greater of the net worth (as determined in accordance with GAAP) of Tenant as of (A) the Commencement Date, or (B) as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (a “Corporate Permitted Assignment”). Control Permitted Assignments and Corporate Permitted Assignments are hereinafter referred to as “Permitted Assignments.”

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease,

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such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. Except in the case of a Permitted Assignment, If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be

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targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease, and, in any event, shall be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

Upon request by Tenant no more than once in any 12 month period during the Term, Landlord will similarly execute an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advanced, if any, and (ii) acknowledging that there are not, to Landlord’s knowledge, any Defaults on the part of Tenant hereunder, or specifying such Defaults if any are claimed.

24. Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Tenant hereby appoints Landlord attorney- in-fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of Tenant and to cause any such instrument to be recorded. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and

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thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust. Landlord represents and warrants that as of the date of this Lease, there is no existing Mortgage encumbering the Project. Upon written request from Tenant, Landlord shall use reasonable efforts to obtain for execution by Tenant a commercially reasonable form of non-disturbance and attornment agreement executed by the Holder of any future Mortgage with a lien on the Project which provides, among other things, that so long as Tenant is not in Default of its obligations under this Lease, foreclosure or other enforcement of such Mortgage shall not terminate this Lease and the successor to Landlord’s interest in the Project shall recognize this Lease and Tenant’s right to possession of the Premises.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing

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such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/lndemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long- term or short-term effect on the Premises or the Project. Notwithstanding anything to the contrary contained in this Section 30. Tenant shall not be responsible for, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to (i) contamination in the Premises which Tenant can prove to Landlord’s reasonable satisfaction existed in the Premises immediately prior to the Commencement Date, or (ii) the presence of any Hazardous Materials in the Premises which Tenant can prove to Landlord’s reasonable satisfaction migrated from outside of the Premises into the Premises,

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unless in either case, the presence of such Hazardous Materials (x) is the result of a breach by Tenant of any of its obligations under this Lease, or (y) was caused by Tenant or any Tenant Party or (z) was exacerbated by Tenant or any Tenant Party.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises as of the Commencement Date and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and, upon request from Landlord, Tenant shall also deliver to Landlord any update to Tenant’s Hazardous Materials Business Plan inventory on record with the City and/or County of San Diego. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of any pending violations of applicable Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by all federal, state and local Governmental Authorities as applicable for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Notwithstanding anything to the contrary contained herein, Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question and which were not adequately addressed or corrected by Tenant, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority) that has not been adequately addressed and corrected by Tenant. If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Upon 30 days prior written notice to Tenant, Landlord shall have the right to conduct annual environmental tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall only be required to pay the cost of such annual environmental test of the Premises if it is revealed that Tenant has not complied with any Environmental Requirement or if contamination for which Tenant is responsible under this Lease is identified. Landlord and Tenant shall cooperate with one another to schedule such testing at a mutually acceptable time for both parties. Tenant shall have the right to have a representative present during such testing and shall be permitted to conduct its own testing concurrent with Landlord’s testing activities. All sample collection, testing, analysis and reporting will be performed by a duly accredited laboratory for any

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testing performed by Landlord and/or Tenant, following well established and validated regulatory environmental protocols. Notwithstanding the foregoing, if Tenant, at Tenant’s expense, conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non- proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing for which Tenant is responsible for under this Lease and in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Control Areas. In addition to Tenant’s HazMat Safety Storage Area (as defined below), Tenant shall be allowed to utilize (i) one and one-half (1.5) control areas or zones for Hazardous Materials inventory on the second floor, and (ii) one (1) control area or zone for Hazardous Materials inventory in the basement, all as designated by the applicable building code for chemical use or storage. If Tenant leases the entire Expansion Space, Tenant shall also be allowed to utilize two (2) control areas or zones for Hazardous Materials inventory on the first floor.

(f) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are exclusively used by Tenant or are hereafter placed on the Premises or the Project by Tenant for the exclusive use of Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all reasonable actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(g) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(h) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall

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be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom. Tenant’s facility is also referred to as the Premises and any other areas of the Project which are in direct control or exclusively support Tenant’s operations.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Landlord shall not be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, sinkholes or subsidence, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national,

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regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord (“Force Majeure”).

35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Studley. Landlord agrees to pay Studley a leasing commission in connection with this Lease pursuant to the terms of a separate written agreement between Landlord and Studley. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or Exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be

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inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

Tenant shall have the non-exclusive right to display, at Tenant’s sole cost and expense, signage bearing Tenant’s name on the building top facing the north parking lot, directly above the Premises, in the location shown on Exhibit G (“Building Sign”). In addition, subject to obtaining all necessary and required approvals including, without limitation, as may be required by Legal Requirements and from the adjacent property owner, Landlord intends to erect a new monument sign at the Project upon which the names of tenants of the Project shall be displayed (“Monument Sign”), which Monument Sign shall replace the monument sign located at the Project as of the date of this Lease. If Landlord does not erect the intended new monument sign then references in this Lease to Monument Sign shall mean the existing monument sign. Tenant shall, at Tenant’s sole cost and expense, have the non-exclusive right to install a sign bearing Tenant’s name in one slot designated by Landlord on the Monument Sign. Tenant acknowledges that Landlord is only entitled to use 50% of the signage on the Monument Sign and Tenant acknowledges and agrees that Tenant shall only be entitled to Tenant’s Share of Landlord’s 50% share of the Monument Sign. Tenant further acknowledges and agrees that Tenant’s signage on the Monument Sign and the Building Sign including, without limitation, the size, color and type, shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld and shall be consistent with Landlord’s signage program at the Project and applicable Legal Requirements and in no event shall Tenant be entitled more than Tenant’s pro rata share of any such signage. Tenant shall be responsible, at Tenant’s sole cost and expense, for the maintenance of Tenant’s signage on the Monument Sign and the Building Sign, for the removal of Tenant’s signage from the Monument Sign and the Building Sign at the expiration or earlier termination of this Lease and for the repair all damage resulting from such removal.

39. Rights to Expand.

(a) Right of First Refusal. The first time after the date of this Lease that Landlord intends to accept a written proposal (the “Pending Deal”) to lease all or any portion the Expansion Space (as hereinafter defined) to a third party, Landlord shall deliver to Tenant written notice (the “Pending Deal Notice”) of the existence of such Pending Deal; provided, however, Tenant shall have no right to receive a Pending Deal Notice and the provisions of this Section 39(a) shall not apply during any period following the Rent Commencement Date if Tenant is not then leasing and occupying 100% of the Premises. For purposes of this Section 39(a), “Expansion Space” shall mean that certain approximately 15,136 rentable square feet on the first floor of the Building as more particularly shown on Exhibit H, which is not occupied by a tenant or which is occupied by a then existing tenant whose lease is expiring within 9 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space, plus any basement space in the Building which may be described in the Pending Deal Notice. For the avoidance of doubt, Tenant shall be entitled to exercise its right under this Section 39(a) only with respect to the entire Expansion Space described in such Pending Deal Notice which shall include an obligation on the part of Tenant to lease along with the Expansion Space any basement space in the Building described in the Pending Deal Notice. Within 5 business days after Tenant’s receipt of the Pending Deal Notice, Tenant shall deliver to Landlord written notice (the “Space Acceptance Notice”) if Tenant elects to lease the Expansion Space. Tenant’s right to receive the Pending Deal Notice and election to lease or not lease the Expansion Space pursuant to this Section 39(a) is hereinafter referred to as the “Right of First Refusal.” If Tenant elects to lease the Expansion Space described in the Pending Deal Notice by delivering the Space Acceptance Notice within the required 5 business day period, Tenant shall be deemed to agree to lease the Expansion Space on the same general terms and conditions as this Lease except that the terms of this Lease shall be modified to reflect the terms of the Pending Deal Notice for the rental of the Expansion Space; provided, however that if Landlord delivers a Pending Deal Notice within the first 12 months after the Rent Commencement Date, Tenant may elect in its Space Acceptance Notice to lease the Expansion Space pursuant to the Expansion Right Terms (as defined below) rather than the terms of. the Pending Deal Notice, in which case the terms of this Lease shall be modified to reflect the terms of the Expansion Right Terms for the

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rental of the Expansion Space. Tenant acknowledges that the term of the Lease with respect to the Expansion Space and the Term of the Lease with respect to the original Premises may not be co-terminous if Tenant elects to lease the Expansion Space pursuant to the terms set forth in the Pending Deal Notice. Notwithstanding anything to the contrary contained herein, in no event shall the Work Letter or the Tl Allowance apply to the Expansion Space. If Tenant fails to deliver a Space Acceptance Notice to Landlord within the required 5 business day period, Tenant shall be deemed to have waived its rights under this Section 39(a) to lease the Expansion Space, and Landlord shall have the right to lease the Expansion Space to any third party on any terms and conditions acceptable to Landlord.

(b) Expansion Right. Commencing on the Rent Commencement Date and continuing through the date that is 12 months after the Rent Commencement Date (“Expansion Right Expiration Date”), if and for so long as the Expansion Space is available for lease, Tenant shall have the right, but not the obligation, to elect to expand (“Direct Expansion Right”) the Premises to include all and not less than all of the Expansion Space by delivery of written notice to Landlord of its election to exercise the Direct Expansion Right (“Expansion Exercise Notice”). If Tenant elects to lease the Expansion Space by timely delivering a Expansion Exercise Notice to Landlord, Tenant shall be deemed to agree to lease the Expansion Space on the same terms and conditions as this Lease, except that (I) the amount of the Security Deposit shall be proportionately increased, (ii) the definition of Premises shall be amended to Include the Expansion Space, (iii) the Base Rent payable for the Expansion Space shall be equal to the per square foot amount of Base Rent then payable for the Premises, which shall be subject to adjustment pursuant to Section 4, (iv) Tenant’s Share of Operating Expenses shall be proportionately increased based upon the addition of the Expansion Space to the Premises, (v) Tenant shall accept the Expansion Space in its “as is” condition as of the expiration or earlier termination of any then existing lease affecting the Expansion Space, (vi) Landlord shall provide the same per square foot Tl Allowance as was provided for the Premises as a tenant improvement allowance for the Expansion Space but ratably reduced based on the length of the remaining Base Term after the Expansion Space is delivered to Tenant for the construction of tenant improvements within the Expansion Space of a fixed and permanent nature desired by Tenant and approved by Landlord, which tenant improvements shall be constructed by Tenant pursuant to the terms of a work letter reasonably acceptable to Landlord and Tenant, (vii) the Base Term of the Lease shall commence with respect to the Expansion Space and Tenant shall commence paying Base Rent and Operating Expenses on the date that is 6 months after the Expansion Exercise Notice, and (viii) the Early Termination Payment (as defined in Section 41 below) shall be increased by $750,000 to $1,500,000 (collectively, the Expansion Right Terms”). Tenant’s failure to timely deliver an Expansion Exercise Notice to Landlord shall be deemed to be an election by Tenant not to exercise Tenant’s Direct Expansion Right pursuant to this Section 39(b) with respect to the Expansion Space, in which case Tenant shall be deemed to have forever waived its rights under this Section 39(b) and this Section 39(b) shall be of no further force or effect. Notwithstanding anything to the contrary contained in this Section 39(b), Tenant acknowledges and agrees that (x) Landlord is under no obligation to keep the Expansion Space vacant from the date hereof until the Expansion Right Expiration Date and, prior to Tenant’s election to exercise its Direct Expansion Right, Landlord is free to lease the Expansion Space at any time to any party and on any terms and conditions acceptable to Landlord in its sole and absolute discretion, and (y) If Landlord leases the Expansion Space to any other party, Tenant’s Direct Expansion Right shall immediately terminate and Tenant shall have no further to exercise its Direct Expansion Right.

(c) Amended Lease. If: (i) Tenant fails to timely deliver a Space Acceptance Notice or Expansion Exercise Notice, or (ii) after the expiration of a period of 10 days after Landlord’s delivery to Tenant of a lease amendment or lease agreement for Tenant’s lease of the Expansion Space, no lease amendment or lease agreement (including the work letter) for the Expansion Space, acceptable to both parties each in their sole and absolute discretion, has been executed, Tenant shall, notwithstanding anything to the contrary contained herein, be deemed to have forever waived its right to lease such Expansion Space.

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(d) Exceptions. Notwithstanding the above, the Direct Expansion Right and the Right of First Refusal shall, at Landlord’s option, not be in effect and may not be exercised by Tenant:

(i) during any period of time that Tenant is in Default under any provision of the Lease; or

(ii) if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Direct Expansion Right or Right of First Refusal.

(e) Termination. The Direct Expansion Right and Right of First Refusal shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Direct Expansion Right or Right of First Refusal, as applicable,, if, after such exercise, but prior to the commencement date of the lease of such Expansion Space, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Direct Expansion Right or Right of First Refusal, as applicable, to the date of the commencement of the lease of the Expansion Space, whether or not such Defaults are cured.

(f) Rights Personal. The Direct Expansion Right and Right of First Refusal are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of this Lease.

(g) No Extensions. The period of time within which the Direct Expansion Right or the Right of First Refusal may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Direct Expansion Right or Right of First Refusal.

40. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions;

(a) Extension Rights. Tenant shall have 1 right (an “Extension Right”) to extend the term of this Lease for 5 years (an “Extension Term”) on the same terms and conditions as this Lease (other than with respect to Base Rent and the Work Letter) by giving Landlord written notice of its election to exercise each Extension Right at least 9 months prior, and no earlier than 15 months prior, to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term.

Upon the commencement of the Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by the Rent Adjustment Percentage. As used herein, “Market Rate” shall mean the then market rental rate as determined by Landlord and agreed to by Tenant, for space of comparable size and quality (including all Alterations and other improvements) in Class A laboratory buildings in the Torrey Pines area for a comparable term, taking into account all relevant factors, including, but not limited to, tenant inducements, leasing commissions, allowances or concessions, if any.

If, on or before the date which is 180 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during the Extension Term after negotiating in good faith, Tenant shall be deemed to have elected arbitration as described in Section 40(b). Tenant acknowledges and agrees that, if Tenant has elected to exercise the Extension Right by delivering notice to Landlord as required in this Section 40(a), Tenant shall have no right thereafter to rescind or elect not to extend the term of the Lease for the Extension Term.

(b) Arbitration.

(i) Within 10 days of Tenant’s notice to Landlord of its election (or deemed election) to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct

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(“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater San Diego metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater San Diego metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c) Rights Personal. Extension Rights are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of this Lease.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, Extension Rights shall, at Landlord’s option, not be in effect and Tenant may not exercise any of the Extension Rights:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

(ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured.

(e) No Extensions. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Rights.

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(f) Termination. The Extension Rights shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

41. Early Termination Right. Tenant shall have the right, subject to the provisions of this Section 41, to terminate this Lease (“Termination Right”) with respect to the entire Premises only as of expiration of the 60th month after the Rent Commencement Date (“Early Termination Date”), so long as Tenant delivers to Landlord (i) a written notice (“Termination Notice”), of its election to exercise its Termination Right no less than 9 months in advance of the Early Termination Date, and (ii) concurrent with Tenant’s delivery to Landlord of the Termination Notice delivers, an early termination payment in the amount of $750,000 (which amount shall be increased by an additional $750,000 if Tenant leases the Expansion Space pursuant to its Direct Expansion Right under Section 39(b), the “Early Termination Payment”). If Tenant timely and properly exercises the Termination Right, Tenant shall vacate the Premises and deliver possession thereof to Landlord in the condition required by the terms of this Lease on or before the Early Termination Date and Tenant shall have no further obligations under this Lease except for those accruing prior to the Early Termination Date and those which, pursuant to the terms of this Lease, survive the expiration or early termination of this Lease. In the event that Tenant does not deliver to Landlord the Termination Notice and the Early Termination Payment within the time period provided in this paragraph, Tenant shall be deemed to have waived its Termination Right and the provisions of this Section 41 shall have no further force or effect. Notwithstanding anything to the contrary contained herein, if Tenant elects to exercise its Right of First Refusal pursuant to Section 39(a) by delivering a Space Acceptance Notice, then Tenant shall be deemed to have waived its Termination Right and the provisions of this Section 41 shall have no further force or effect except that Tenant may exercise its Termination Right with respect to the original Premises as provided for in this Section 41 if the following conditions have been satisfied: (x) Tenant makes no materially detrimental changes, as reasonably determined by Landlord, to the Tenant Improvements contemplated pursuant to the plan attached hereto as Exhibit J, and (y) Tenant unconditionally agrees to extend the Base Term of the lease with respect to the Expansion Space, if necessary, so that it is not less than a full 60 months from the date that Tenant commenced paying Base Rent for the Expansion Space.

42. LEED Certification. Tenant agrees to cooperate with Landlord and to comply with reasonable measures implemented by Landlord with respect to the Building and/or the Project in connection with Landlord’s efforts to obtain a Leadership in Energy and Environmental Design (LEED) certificate for the base, shell and core of the Building. Any reasonable measure implemented in accordance with the foregoing will be at minimal or no cost to Tenant, will be performed so as to minimize any interference with Tenant’s use and enjoyment of the Premises, and will not require Tenant to make any substantial changes to its business operations for the Permitted Use in the Premises nor materially increase the cost of such business operations. Notwithstanding anything to the contrary contained in this paragraph, Landlord shall not be precluded from undertaking any retrofits, repairs or replacements (including, without limitation, capital repairs and replacements) to the Premises or the Building as part of Operating Expenses in the ordinary course of maintenance or repairs (including, without limitation, capital repairs and replacements) to the Premises or the Building, which retrofits, repairs or replacements include LEED components or satisfy LEED rating systems or any similar standard in connection with the performance by Landlord of its obligations under this Lease so long as the cost of such LEED items is reasonably comparable to the cost of non-LEED components, taking Into account any reasonably anticipated savings resulting from LEED components over the remaining Term of this Lease. Tenant shall have the right, at Tenant’s sole cost and expense or utilizing the Tl Allowance, to pursue a LEED certification of the Tenant Improvements, and Landlord will cooperate, at minimal or no cost to Landlord, with Tenant’s efforts to pursue such certification.

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43. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Upon Landlord’s written request, Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders. If and for so long as Tenant is a “public company” and its financial information is publicly available, then the foregoing delivery requirements of this Section 43(c) shall not apply.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially Interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

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(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant, and all beneficial owners of Tenant, are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) Entire Agreement. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

(m) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(n) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(o) Redevelopment of Project. Tenant acknowledges that Landlord is expanding, renovating and/or reconfiguring the Project and, in connection therewith or in addition thereto, as the case may be, Landlord may from time to time without limitation: (a) change the shape, size, location, number and/or extent of any improvements, buildings, structures, lobbies, hallways, entrances, exits, parking and/or parking areas relative to any portion of the Project; (b) modify, eliminate and/or add any buildings, improvements, and parking structure(s) either above or below grade, to the Project, the Common Areas and/or any other portion of the Project and/or make any other changes thereto affecting the same; and (c) make any other changes, additions and/or deletions in any way affecting the Project and/or any portion thereof as Landlord may elect from time to time, including without limitation, additions to and/or deletions from the land comprising the Project, the Common Areas and/or any other portion of the Project. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no right to seek damages (including abatement of Rent) or to cancel or terminate this Lease because of any proposed changes, expansion, renovation or reconfiguration of the Project nor shall Tenant have the right to restrict, inhibit or prohibit any such changes, expansion, renovation or reconfiguration; provided, however, Landlord shall not change the size, dimensions, location or Tenant’s Permitted Use of the Premises.

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(p) Hazardous Materials Storage Area. In connection with its use of the Premises, Tenant shall have the right, during the Term, to the use of one of the 3 units (“Tenant’s HazMat Safety Storage Area”) designated by Landlord in the Hazardous Materials storage shed at the Project for the storage of Tenant’s Hazardous Materials waste and other Hazardous Materials. Tenant shall maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements in connection with the use of the Tenant’s HazMat Safety Storage Area. Tenant shall, at Tenant’s sole cost and expense, surrender Tenant’s HazMat Safety Storage Area free of any debris and trash and free of any Hazardous Materials in accordance with the requirements of Section 28 hereof, normal wear and tear excluded.

(q) Discontinued Use. If, at any time following the Rent Commencement Date, Tenant does not continuously operate its business in the Premises for a period of 90 consecutive days, Landlord may, but is not obligated to, elect to terminate this Lease upon 30 days’ written notice to Tenant, whereupon this Lease shall terminate 30 days’ after Landlord’s delivery of such written notice (“Termination Date”), and Tenant shall vacate the Premises and deliver possession thereof to Landlord in the condition required by the terms of this Lease on or before the Termination Date and Tenant shall have no further obligations under this Lease except for those accruing prior to the Termination Date and those which, pursuant to the terms of the Lease, survive the expiration or early termination of the Lease.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

LIGAND PHARMACEUTICALS, INCORPORATED, a Delaware corporation

By:	/s/ John Sharp
Its:	Vice President, Finance and Chief Financial Officer

LANDLORD:

ARE-SD REGION NO. 24, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

		By:	/s/ Eric S. Johnson
		Its:	Vice President, Real Estate Legal Affairs

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FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of March 30, 2012, by and between ARE-SD REGION NO. 24, LLC, a Delaware limited liability company (“Landlord”), and LIGAND PHARMACEUTICALS, INCORPORATED, a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are now parties to that certain Lease Agreement dated as of September 5, 2011 (the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 16,429 rentable square feet (“Premises”) in a building located at 11119 North Torrey Pines, San Diego, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, (i) revise the square footage of the Premises, and (ii) to provide Tenant with an additional tenant improvement allowance of up to $25.00 per rentable square foot of the Premises.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Premises and Rentable Area of Premises. The definitions of “Premises,” “Rentable Area of Premises” and “Usable Area of Premises” on Page 1 of the Lease are hereby deleted and replaced with the following:

“Premises: That portion of the east side of the second floor of the Building, containing approximately 15,602 rentable square feet, and that portion of the basement of the Building, containing approximately 1,249 rentable square feet, all as determined by Landlord, as shown on Exhibit A.”

“Rentable Area of Premises: 16,851 sq. ft.

Usable Area of Premises: 14,383 sq. ft.”

As of the date of this First Amendment, Exhibit A attached to the Lease shall be deleted and replaced with Exhibit A attached to this First Amendment.

2.	Tenant’s Share of Operating Expenses. The definition of “Tenant’s Share of Operating Expenses” on Page 1 of the Lease is hereby deleted and replaced with the following:

“Tenant’s Share of Operating Expenses: 23.32%”

3.	Base Rent. The second paragraph of Section 3(a) of the Lease is hereby deleted and replaced with the following:

“Notwithstanding anything to the contrary contained herein, (i) Tenant shall not be required to pay Base Rent for months 2 through 6 after the Rent Commencement Date (the “Abatement Period”), and (ii) the first $50,000 of Base Rent due under this Lease after the expiration of the Abatement Period shall be abated.”

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4.	Base Rent Adjustments. Section 4 of the Lease is hereby deleted and replaced with the following:

“4. Base Rent Adjustments.

(a) Annual Adjustments. Base Rent shall be increased on each annual anniversary of the Rent Commencement Date (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable Immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

(b) Additional Tl Allowance. In addition to the Tl Allowance (as defined in the Work Letter), Landlord shall, subject to the terms of the Work Letter, make available to Tenant an additional tenant improvement allowance (“Additional Tl Allowance”) for the construction of the Tenant Improvements (as defined in the Work Letter) of up to $25.00 per rentable square foot of the Premises, or $421,275 in the aggregate. In addition to Base Rent, Tenant shall pay, concurrently with Base Rent, the amount necessary to fully amortize the portion of the Additional Tl Allowance actually funded by Landlord, if any, in equal monthly payments with interest at a rate of 9% per annum over the remainder of the Base Term (“Tl Rent”). The Additional Tl Allowance and the Tl Allowance shall only be available for use by Tenant as part of the construction of the Tenant Improvements and for the construction of other improvements and Alterations to the Premises approved by Landlord, and Tenant shall have no right to use any portion thereof that has not been disbursed on or before the Rent Commencement Date. The Tl Rent shall be increased on each Adjustment Date by the Rent Adjustment Percentage.”

5.	Tl Allowance. Section 5(b) of the Work Letter is hereby deleted and replaced with the following:

“(b) Tl Allowance. Landlord shall provide to Tenant a tenant improvement allowance (“Tl Allowance”) of $175.00 per rentable square foot of the Premises, or $2,948,925 in the aggregate. The Tl Allowance shall be disbursed in accordance with this Work Letter.”

Tenant acknowledges and agrees that Tl Costs under the Work Letter may include a portion of the cost (as designated in the Budget) of the construction and rating of the demising walls and control area separation walls shown as being provided by Tenant on Exhibit B attached to this First Amendment.

6.	Re-Measurement. Notwithstanding anything to the contrary contained in the Lease, if the rentable square footage of the Premises and/or the square footage of the Common Areas of the Project are re-measured pursuant to the last paragraph of Section 5 of the Lease, (i) for all purposes under the Lease, Landlord shall treat the Rentable Area of Premises as being 16,851 square feet during the Base Term or any extension of this Lease unless Tenant leases additional space at the Project, and (ii) for purposes of calculating Tenant’s Share of Operating Expenses, Landlord shall treat the Rentable Area of Project as being 72,245 sq. ft.

7.	Security Deposit. The second paragraph of Section 6 of the Lease is hereby deleted in its entirety.

Tenant has delivered a Security Deposit to Landlord in the amount of $43,290.40 in the form of cash. Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be required to replace such cash Security Deposit with a Letter of Credit.

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8.	Control Areas. Section 30(e) of the Lease Is hereby deleted and replaced with the following:

“(e) In addition to Tenant’s HazMat Safety Storage Area (as defined below), Tenant shall be allowed to utilize (i) one and one-half (1.5) control areas or zones for Hazardous Materials inventory on the second floor, and (ii) one (1) control area or zone for Hazardous Materials inventory in the basement, all as designated by the applicable building code for chemical use or storage, in the areas shown on Exhibit B attached to the First Amendment. If Tenant leases the entire Expansion Space, Tenant shall also be allowed to utilize one and one- half (1.5) control areas or zones for Hazardous Materials inventory on the first floor, in the areas shown on Exhibit B attached to the First Amendment.”

If at any time during the Term, alterations are required to the Premises in order to accommodate Tenant’s usage of the control areas, Tenant shall reasonably cooperate with Landlord in connection with the performance of such alterations.

9.	HazMat Storage Area. Section 43(p) of the Lease is hereby deleted and replaced with the following:

“(p) Hazardous Materials Storage Area. In connection with its use of the Premises, Tenant shall have the right, during the Term, to the use of one of the 2 units (“Tenant’s HazMat Safety Storage Area”) designated by Landlord in the Hazardous Materials storage shed at the Project for the storage of Tenant’s Hazardous Materials waste and other Hazardous Materials. Tenant’s HazMat Safety Storage Area is more particularly described on Exhibit C attached to this First Amendment Tenant shall maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements in connection with the use of the Tenant’s HazMat Safety Storage Area. Tenant shall, at Tenant’s sole cost and expense, surrender Tenant’s HazMat Safety Storage Area free of any debris and trash and free of any Hazardous Materials in accordance with the requirements of Section 28 hereof, normal wear and tear excluded.”

10.	Brokers. Landlord and Tenant each represents and warrants that It has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this First Amendment and that no Broker brought about this transaction, other than Studley, Inc. and Cassidy Turley BRE Commercial. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 5. claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this First Amendment.

11.	Miscellaneous.

a. This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c. Tenant acknowledges that it has read the provisions of this First Amendment, understands them, and is bound by them. Time is of the essence in this First Amendment.

d. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without

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impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

e. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

LIGAND PHARMACEUTICALS, INCORPORATED,
a Delaware corporation

By:	/s/ John Sharp
Its:	Vice President, Finance and Chief Financial Officer

LANDLORD:

ARE-SD REGION NO. 24, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES,
L.P., a Delaware limited partnership, managing member

By:	ARE-QRS CORP.,
a Maryland corporation, general partner

By:	/s/ Gary Dean
Its:	VP – RE Legal Affairs

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Exhibit A

The Premises

Ligand
1,240 RSF

SCALE: 1" = 20'-0"

[illegible]

ALEXANDRIA REAL ESTATE

11119 NORTH TORREY PINES

LEVEL 9 AREA PLAN
(RENTABLE)

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A-1

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A-2

Exhibit B

Control

Areas

(See attached)

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Exhibit C

Tenant’s HazMat Safety Storage Area

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EXHIBIT B-1

FLOOR PLAN OF PREMISES

(Image)

B-1

EXHIBIT C

CONSENT TO SUBLEASE

This Consent to Sublease (this “Consent”) is made as of May    , 2014, by ARE-SD REGION NO. 24, LLC, a Delaware limited liability company, having an address of 385 East Colorado Blvd., Suite 299, Pasadena, California 91101 (“Landlord”), LIGAND PHARMACEUTICALS, INCORPORATED, a Delaware corporation, having an address of 11119 North Torrey Pines Road, Suite 200, San Diego, California 92037 (“Tenant”), and VIKING THERAPEUTICS, INC., a Delaware corporation, having an address of […***…] (“Sublessee”) with reference to the following Recitals.

R E C I T A L S

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of September 5, 2011, as amended by that certain First Amendment to Lease dated March 30, 2012 and that certain letter agreement dated January 8, 2013(as amended, the “Lease”), wherein Landlord leased to Tenant certain premises (the “Premises”) located at 11119 North Torrey Pines, La Jolla, California more particularly described therein.

B. Tenant desires to sublease to Sublessee a portion of the Premises (the “Subleased Premises”) more particularly described in and pursuant to the provisions of that certain Sublease dated September 26, 2013 (the “Sublease”), a copy of which is attached hereto as Exhibit A.

C. Tenant desires to obtain Landlord’s consent to the Sublease.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the sublease of the Subleased Premises to Sublessee, such consent being subject to and upon the following terms and conditions to which Tenant and Sublessee hereby agree:

1.	All initially capitalized terms not otherwise defined in this Consent shall have the meanings set forth in the Lease unless the context clearly indicates otherwise.

2.	This Consent shall not be effective and the Sublease shall not be valid nor shall Sublessee take possession of the Subleased Premises unless and until Landlord shall have received: (a) a fully executed copy of the Sublease, (b) a fully executed counterpart of this Consent, and (c) an insurance certificate from Sublessee, as insured, evidencing no less than the insurance requirements set forth in the Lease. Tenant and Sublessee each represent and warrant to Landlord that the copy of the Sublease attached hereto as Exhibit A is true, correct and complete in all material respects.

3.	Intentionally Deleted.

4.

Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Sublease, all of which shall be subordinate and at all times subject to: (a) all of the covenants, agreements, terms, provisions and conditions contained in the Lease, (b) superior ground leases, mortgages, deeds of trust, or any other hypothecation or security now existing or hereafter placed

C-1

upon the real property of which the Premises are a part and to any and all advances secured thereby and to all renewals, modifications, consolidations, replacements and extensions thereof, and (c) all matters of record affecting the Premises and all laws, ordinances and regulations now or hereafter affecting the Premises.

5.	Nothing contained herein or in the Sublease shall be construed to:

a.	modify, waive, impair, or affect any of the terms, covenants or conditions contained in the Lease (including, without limitation, Tenant’s obligation to obtain any required consents for any other or future sublettings), or to waive any breach thereof, or any rights or remedies of Landlord under the Lease against any person, firm, association or corporation liable for the performance thereof, or to enlarge or increase Landlord’s obligations or liabilities under the Lease (including, without limitation, any liability to Sublessee for any portion of the security deposit held by Tenant under the Sublease), and all terms, covenants and conditions of the Lease are hereby declared by each of Landlord and Tenant to be in full force and effect.

b.	require Landlord to accept any payments from Sublessee on behalf of Tenant, except as expressly provided in Section 8 hereof.

Tenant shall remain liable and responsible for the due keeping, performance and observance of all the terms, covenants and conditions set forth in the Lease on the part of the Tenant to be kept, performed and observed and for the payment of the annual rent, additional rent and all other sums now and hereafter becoming payable thereunder for all of the Premises, including, without limitation, the Subleased Premises.

6.	Notwithstanding anything in the Sublease to the contrary:

a.	Sublessee does hereby expressly assume and agree to be bound by and to perform and comply with, for the benefit of Landlord, each and every obligation of Tenant under the Lease to the extent applicable to the Subleased Premises. Landlord and Sublessee each hereby release the other, and waive their respective rights of recovery against the other for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party to the extent of such insurance and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof.

b.	Tenant and Sublessee agree to each of the terms and conditions of this Consent, and upon any conflict between the terms of the Sublease and this Consent, the terms of this Consent shall control.

c.	The Sublease shall be deemed and agreed to be a sublease only and not an assignment and there shall be no further subletting or assignment of all or any portion of the Premises demised under the Lease (including the Subleased Premises demised by the Sublease) except in accordance with the terms and conditions of the Lease.

d.

If Landlord terminates the Lease as a result of a default by Tenant thereunder or the Lease terminates for any other reason, the Sublease shall automatically terminate concurrently therewith; provided, however, if Landlord elects, in its sole and absolute discretion and without obligation, exercisable by giving written notice to Sublessee within 7 days of such termination (a “Reinstatement Notice”), to reinstate the Sublease and Sublessee shall attorn to Landlord, in which case the Sublease shall become and be deemed to be a direct lease between Landlord and Sublessee. If Landlord exercises the option provided under this section, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the Reinstatement Notice through the expiration or earlier termination of the Sublease, but Landlord shall not (a) be liable for more than 1 month’s rent or any security deposit paid by Sublessee (except to the extent actually delivered to Landlord), (b) be liable for any prior act or omission of Tenant under the Lease prior to the Reinstatement Notice or for any other defaults of Tenant under the Sublease prior to the Reinstatement Notice, (c) be subject to any defenses or offsets previously accrued which Sublessee may have against Tenant for any period prior to the Reinstatement Notice, or (d) be bound by any changes or modifications made to the Sublease without the prior written consent of Landlord.

e.	Tenant and Sublessee acknowledge and agree that if Tenant or Landlord elects to terminate the Lease pursuant to the terms thereof, or if Landlord and Tenant voluntarily elect to terminate the Lease, Landlord shall have no responsibility, liability or obligation to Sublessee, and the Sublease shall terminate unless reinstated in Landlord’s sole and absolute discretion as expressly provided in Section 6(d) above.

f.	Notwithstanding anything in the Lease, Tenant shall pay to Landlord a fee equal to One Thousand Five Hundred Dollars ($1,500) in connection with Landlord’s review of this Consent.

7.	Any act or omission of Sublessee or anyone claiming under or through Sublessee that violates any of the provisions of the Lease shall be deemed a violation of the Lease by Tenant.

8.	Upon a default by Tenant under the Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else liable under the Lease or the Sublease without first exhausting Landlord’s remedies against any other person or entity liable thereon to Landlord. If Landlord gives Sublessee notice that Tenant is in default under the Lease, Sublessee shall thereafter make directly to Landlord all payments otherwise due Tenant, which payments will be received by Landlord without any liability to Landlord except to credit such payments against amounts due under the Lease. The mention in this Consent of any particular remedy shall not preclude Landlord from any other remedy in law or in equity.

9.	Tenant shall pay any broker commissions or fees that may be payable as a result of the Sublease and Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss or liability arising therefrom or from any other commissions or fees payable in connection with the Sublease which result from the actions of Tenant. Sublessee hereby indemnifies and agrees to hold Landlord harmless from and against any loss or liability arising from any commissions or fees payable in connection with the Sublease which result from the actions of Sublessee.

10.	Tenant and Sublessee agree that the Sublease will not be modified or amended in any way without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant and Sublessee hereby agree that it shall be reasonable for Landlord to withhold its consent to any modification or amendment of the Sublease which would change the permitted use of the Subleased Premises or which would affect Landlord’s status as a real estate investment trust. Any modification or amendment of the Sublease without Landlord’s prior written consent shall be void and of no force or effect.

11.	Intentionally Deleted.

12.	All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the Landlord and Tenant at their notice address set forth in the Lease and to Sublessee at the address set forth below. Each party may from time to time by written notice to the other designate another address for receipt of future notices.

Sublessee:	Viking Therapeutics, Inc.
[…***…]
Attn: Brian Lian, Ph.D.

This Consent may not be changed orally, but only by an agreement in writing signed by Landlord and the party against whom enforcement of any change is sought.

13.	This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

14.	This Consent and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of the State in which the Premises are located, without regard to its principles of conflicts of law.

15.	Each of Tenant and Sublessee, and all of the respective beneficial owners of each of Tenant and Sublessee, as applicable, are currently (a) in compliance with and, with respect to the Sublessee, shall at all times during the Term of the Sublease remain, in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and, with respect to the Sublessee, shall not during the term of the Sublease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

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C-4

IN WITNESS WHEREOF, Landlord, Tenant and Sublessee have caused their duly authorized representatives to execute this Consent as of the date first above written.

LANDLORD:	ARE-SD REGION NO. 24, LLC,

a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

		By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

By:
Name:
Title:

TENANT:	LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation

By:
Name:
Title:

SUBLESSEE:	VIKING THERAPEUTICS, INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBIT D

SERVICES AGREEMENT FRAMEWORK

Duration: Effective Date – December 31, 2014

Technical and Scientific Services

(Months 1 through the end of the Sublease Term)

Project histories, study designs and former plans

Hard scientific materials transfer (compounds, tissues, supplies)

Document transfer and queries

Project spending histories

Professional Services & HR (Months 1 through the end of the Sublease Term)

Intellectual property transfer and data queries

D&O and Corporate Insurance contacts/leads

On boarding and offer letter framework

Benefits consultation

Benefits (health, vision, dental) enrollment

Administrative Services

Facilities (Months 1 through the earlier of the end of the Sublease Term or the end of month 4)

Office establishment and set-up for move-in of 5-7 full-time employees (added cube installation) no later than Effective Date

Phone system programing and management

Card key access, security

Janitorial services coordination

IT (Months 1 through 4)

Hardware procurement and set up (lap-tops and docking stations, separate server, 1 networked printer, 2 local printers)

Network establishment and management

Software license share

General Office (Months 1 through the end of the Sublease Term)

Reception management

Conference room use and scheduling

Lunch room use

General office supplies procurement

Stationary and business cards

Postage meter use

Shipping and receiving

D-1